Exhibit (d)(4)

Schedule A

List of Funds

●	Innovator U.S. Equity Buffer ETF – January
●	Innovator U.S. Equity Buffer ETF – February
●	Innovator U.S. Equity Buffer ETF – March
●	Innovator U.S. Equity Buffer ETF – April
●	Innovator U.S. Equity Buffer ETF – May
●	Innovator U.S. Equity Buffer ETF – June
●	Innovator U.S. Equity Buffer ETF – July
●	Innovator U.S. Equity Buffer ETF – August
●	Innovator U.S. Equity Buffer ETF – September
●	Innovator U.S. Equity Buffer ETF – October
●	Innovator U.S. Equity Buffer ETF – November
●	Innovator U.S. Equity Buffer ETF – December
●	Innovator U.S. Equity Power Buffer ETF – January
●	Innovator U.S. Equity Power Buffer ETF – February
●	Innovator U.S. Equity Power Buffer ETF – March
●	Innovator U.S. Equity Power Buffer ETF – April
●	Innovator U.S. Equity Power Buffer ETF – May
●	Innovator U.S. Equity Power Buffer ETF – June
●	Innovator U.S. Equity Power Buffer ETF – July
●	Innovator U.S. Equity Power Buffer ETF – August
●	Innovator U.S. Equity Power Buffer ETF – September
●	Innovator U.S. Equity Power Buffer ETF – October
●	Innovator U.S. Equity Power Buffer ETF – November
●	Innovator U.S. Equity Power Buffer ETF – December
●	Innovator U.S. Equity Ultra Buffer ETF – January
●	Innovator U.S. Equity Ultra Buffer ETF – February
●	Innovator U.S. Equity Ultra Buffer ETF – March
●	Innovator U.S. Equity Ultra Buffer ETF – April
●	Innovator U.S. Equity Ultra Buffer ETF – May
●	Innovator U.S. Equity Ultra Buffer ETF – June
●	Innovator U.S. Equity Ultra Buffer ETF – July
●	Innovator U.S. Equity Ultra Buffer ETF – August
●	Innovator U.S. Equity Ultra Buffer ETF – September
●	Innovator U.S. Equity Ultra Buffer ETF – October
●	Innovator U.S. Equity Ultra Buffer ETF – November
●	Innovator U.S. Equity Ultra Buffer ETF – December
●	Innovator International Developed Power Buffer ETF – January
●	Innovator International Developed Power Buffer ETF – April
●	Innovator International Developed Power Buffer ETF – July
●	Innovator International Developed Power Buffer ETF – October

●	Innovator Emerging Markets Power Buffer ETF – January
●	Innovator Emerging Markets Power Buffer ETF – April
●	Innovator Emerging Markets Power Buffer ETF – July
●	Innovator Emerging Markets Power Buffer ETF – October
●	Innovator U.S. Small Cap Power Buffer ETF – January
●	Innovator U.S. Small Cap Power Buffer ETF – April
●	Innovator U.S. Small Cap Power Buffer ETF – July
●	Innovator U.S. Small Cap Power Buffer ETF – October
●	Innovator Growth-100 Power Buffer ETF – January
●	Innovator Growth-100 Power Buffer ETF – April
●	Innovator Growth-100 Power Buffer ETF – July
●	Innovator Growth-100 Power Buffer ETF – October
●	Innovator 20+ Year Treasury Bond Floor 5 ETF – Quarterly
●	Innovator 20+ Year Treasury Bond Buffer 9 ETF – July
●	Innovator Double Stacker ETF – January
●	Innovator Double Stacker ETF – October
●	Innovator Double Stacker 9 Buffer ETF – January
●	Innovator Double Stacker 9 Buffer ETF – October
●	Innovator Triple Stacker ETF – January
●	Innovator Triple Stacker ETF – October
●	Innovator U.S. Equity Accelerated ETF – April
●	Innovator U.S. Equity Accelerated ETF – July
●	Innovator U.S. Equity Accelerated ETF – October
●	Innovator U.S. Equity Accelerated Plus ETF – April
●	Innovator U.S. Equity Accelerated Plus ETF – July
●	Innovator U.S. Equity Accelerated Plus ETF – October
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – April
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – July
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – October
●	Innovator U.S. Equity Accelerated ETF – Quarterly
●	Innovator Growth Accelerated ETF – Quarterly
●	Innovator Growth Accelerated Plus ETF – April
●	Innovator Growth Accelerated Plus ETF – July
●	Innovator Growth Accelerated Plus ETF – October
●	Innovator Defined Wealth Shield ETF